UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DNP Select Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (01-07)

Recently we sent you proxy materials regarding the Annual Meeting of Shareholders.  Our records indicate that we have not received your important vote.  We urge you to act promptly so we can obtain a sufficient number of votes to hold the meeting.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  Any additional solicitations and adjournments of the meeting will be costly and time consuming for the Fund.  We urge you to vote your proxy now.  You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors has unanimously recommended a vote “FOR” the proposals as detailed in your proxy statement.  A copy of the proxy statement is available on the Fund’s website at www.dnpselectincome.com/proxy or by calling the toll free number shown below.

1-866-586-0633

Voting is very important for your investment and the operation of the fund. Please vote now to be sure your vote is received in time for the May 5, 2010 Annual Meeting of Shareholders.
DNP has made it very easy for you to vote:
Choose one of the following methods:
  Speak to a live Proxy Specialist by calling the number above.  We can answer any of your questions and record your vote. (Open: M-F 9:30am – 9pm, Sat 10am – 6pm ET)

  Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.

  Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

  Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

Recently we sent you proxy materials regarding the Annual Meeting of Shareholders. Our records indicate that we have not received your important vote. We urge you to act promptly so we can obtain a sufficient number of votes to hold the meeting.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. Any additional solicitations and adjournments of the meeting will be costly and time consuming for the Fund. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors has unanimously recommended a vote “FOR” the proposals as detailed in your proxy statement. A copy of the proxy statement is available on the Fund’s website at www.dnpselectincome.com/proxy or by calling the toll free number shown below.

1-877-381-2537

Voting is very important for your investment and the operation of the fund. Please vote now to be sure your vote is received in time for the May 5, 2010 Annual Meeting of Shareholders.
DNP has made it very easy for you to vote:
Choose one of the following methods:
  Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the onscreen prompts.

  Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

  Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.